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                                                                  Exhibit 10.5

                                ESCROW AGREEMENT

ESCROW AGREEMENT, dated April 20, 1999 between Saf-T-Lok, Incorporated, a Florida corporation (the "Company"), Alexander, Wescott & Co., Inc. (the "Placement Agent") and Chase Manhattan Bank, as escrow agent ("the Escrow Agent").

WHEREAS, the Company is offering Convertible Debentures to prospective investors pursuant to the Company's Subscription Agreement dated April 20, 1999 (the "Memorandum"), in connection with the consummation of the Company's private placement (the "Private Placement");

WHEREAS, unless subscriptions are received from subscribers and accepted by the Company by April 30, 1999 and, unless the offering is terminated at an earlier date by the Placement Agent and the Company, or unless the offering is extended by the Company and the Placement Agent to June 29, 1999 (the "Termination Date"), then all funds received by the Escrow Agent will he returned without interest to the subscribers;

WHEREAS, the Subscription Agreement provides that all funds received for subscriptions prior to the consummation of the Private Placement will be placed into an escrow account with the Escrow Agent until such time as release or return of the funds is required pursuant to Section 5 hereof; and

WHEREAS, Chase Manhattan Bank has consented to act as escrow agent, subject to the terms and conditions hereinafter set forth.

NOW THEREFORE, the parties hereby agree as follows:

1. The Company hereby appoints Chase Manhattan Bank as escrow agent and Chase Manhattan Bank hereby accepts such appointment, in accordance with the terms and conditions herein set forth.

2. The Company shall notify the Escrow Agent of its acceptance and rejection of subscriptions respecting subscribers.

3. The Placement Agent shall deliver to the Escrow Agent all funds received by it from subscribers as the Placement Agent shall determine, drawn on a U.S. bank or Fedwire, in payment of accepted subscriptions for the Convertible Debenture offering
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from time to time as the Placement Agent receives such subscriptions. The Escrow
Agent shall accept all funds received from subscribers, provided that, the Escrow Agent shall not deposit funds received respecting any subscription for the Convertible Debenture which the Company has given notice of its rejection, and the Escrow Agent shall promptly return to the subscriber. The Escrow Agent shall promptly deposit all funds for subscriptions for Convertible Debentures which may have been accepted into the Escrow Account for collection (such funds when collected are hereinafter referred to as the "Proceeds").

The Escrow Agent shall have no duty to solicit any funds with respect to any subscriber or to determine the propriety of any Proceeds received by it. The Escrow Agent shall hold the funds uninvested.

The Escrow Agent shall have no duty to solicit any funds with respect to any subscriber or to determine the propriety of any funds received by it. All funds received by the Escrow Agent on or after the Termination Date shall be returned to the source.

4. If the company rejects or has rejected the subscription of any subscriber for which the Escrow Agent has collected Proceeds and such Proceeds remain in the Escrow Account, the Escrow Agent shall promptly remit the amount of such subscriber's funds as are held in the Escrow Account without interest to such subscriber at the address supplied by the Company.

5. The Proceeds to be held in the Escrow Account shall be subject to, and distributed in accordance with the following provisions:

(A) If (1) the Escrow Agent has not been provided with a letter, officially signed on behalf of the Company and the Placement Agent by close of business prior the Termination Date, or (2) the Escrow Agent has received from the Company and Placement Agent a notice that the offering otherwise has been terminated prior to such date, then the Escrow Agent shall promptly terminate the Escrow Account and return all Proceeds without interest earned on such Proceeds to the subscribers in the amounts received by the Escrow Agent from such persons, upon receipt by the Escrow Agent from the Company of the proper mailing addresses.

(B) If, on or prior to the Termination Date, the Escrow Agent has been provided with the Letter, attached hereto as Exhibit A, then, on the date (the "Closing Date"), and at the time and place as shall be stated in the Letter, the Escrow Agent shall deliver to the Company by wire transfer or other immediately available funds the principal amount of the Proceeds held in the Escrow Account except for such


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      amounts, representing underwriting commissions and expenses due the
      Placement Agent and other expenses, as shall be set forth in the Letter, which amounts the Escrow Agent shall deliver by wire transfer or other immediately available funds to the Placement Agent or as otherwise directed as set forth in the Letter. The "Letter" shall be signed by the Company and the Placement Agent, and shall specifically set forth dollar amounts to be released. The Escrow Agent shall be entitled to rely upon any notice, instrument or other writing delivered to it under cover letter of an Officer of the Company and Alexander Wescott & Co., without being required to determine the authenticity or correctness of any fact stated therein or the propriety or validity or the service thereof. The Escrow Agent may act in reliance upon any instrument or signature believed by it to be genuine and may assume that any person purporting to give notice or receipt or execute any document in connection with the provisions hereof has been duly authorized to do so.

6. The Company and the Placement Agent agree to hold the Escrow Agent harmless and to indemnify the Escrow Agent against any loss, liability expense (including reasonable attorney's fees and expenses), claim or demand arising out of or in connection with, the performance of its obligations in accordance with the provisions of this Agreement, except for the gross negligence or willful misconduct of the Escrow Agent. Further, the Company shall indemnify the Escrow Agent for any loss the Escrow Agency may incur as a result of releasing Proceeds to the Company or to the subscribers, which Proceeds were credited to the Escrow Account as a result of a dishonest check.

      (A) The Escrow Agent's duties are only such as are specifically provided herein, and the Escrow Agent shall incur no liability whatsoever to the Company, except for gross negligence or willful misconduct. The Escrow Agent shall have no responsibility hereunder other than to follow faithfully the instructions herein contained. The Escrow Agent may consult with counsel and shall be fully protected in any actions taken in good faith in accordance with such advice. The Escrow Agent shall be fully protected in acting in accordance with any written instructions given to it hereunder believed by it to have been executed by the proper parties.

      (B) The Company agrees to pay the Escrow Agent a fee of $5,000.00 per year, without proration for partial years, payable upon execution of this agreement or deducted from Proceeds collected, as compensation for the ordinary administrative services to be rendered hereunder; and agrees to pay all reasonable expenses of the Escrow Agent, including fee for refund checks respecting the Proceeds not in excess of $5 per check or $25 per wire and its reasonable attorney's fees and expenses, and other expenses which it may incur in connection with the performance of its duties under this Agreement.


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      (C)   It is agreed that, should any dispute arise with respect to the payment and/or ownership or right of possession of the Escrow Account, the Escrow Agent is authorized and directed to retain in its possession, without liability to anyone, all or part of the Escrow Account until such dispute shall have been settled either by mutual agreement by the parties concerned or by the final order, decree or judgment of a court or other tribunal of competent jurisdiction in the United States of America and time for appeal has expired and no appeal has been perfected, but the Escrow Agent shall be under no duty whatsoever to institute or defend any such proceedings.

      (D) The Escrow Agent may resign at any time giving written notice thereof to the Company, but such resignation shall not become effective until a successor Escrow Agent shall have been appointed and shall have accepted such appointment in writing. If any instrument of acceptance by a successor Escrow Agent shall have not been delivered to the Escrow Agent within thirty days after giving of such notice of resignation, the resigning Escrow Agent may, at the expense of the Company, petition any court of competent jurisdiction for the appointment of a successor agent.

      (E) The Escrow Agent's duties and obligations hereunder shall be determined solely by the express provisions of this Agreement. The Escrow Agent's duties and obligations are purely ministerial in nature, and nothing in this Agreement shall be construed to give rise to any fiduciary obligations of the Escrow Agent with respect to the Subscribers or the other parties of this Agreement.

      (F) The Placement Agent and the Company represent to the Escrow Agent that they have and shall continue to solicit the advise of their respective counsel regarding compliance and all applicable state and federal securities laws in connection with the offer and sale of the Convertible Debentures and that they will act in accordance with such advice. The Escrow Agent shall have no responsibility to ensure compliance with any such securities laws and such responsibility rests solely with the Placement Agent and the Company. The Escrow Agent makes no representations and has no responsibility as to the validity, value or genuineness of the offering of the Convertible Debenture.

      (G) In no event shall the Escrow Agent be required to notify or obtain consent, approval, authorization or order of any court of governmental body pursuant to the transactions contemplated by the provision of this Agreement.

      (H) The provisions of this paragraph shall survive the resignation of the Escrow Agent or the termination of this Agreement.


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7.    This Agreement shall be construed in accordance with the laws of the State of New York. It may be executed in several counterparts, each one of which shall constitute an original, and all collectively shall constitute but one instrument.

8. Any notice, consent or request to be given in connection with any of the terms or provisions of this Agreement shall be in writing and shall be sent by registered mail, postage prepaid, or delivered:

If to the Company, to:              If to the Placement Agent, to:

Saf-T-Lok, Incorporated             Alexander, Wescott & Co., Inc.
1101 Northpoint Parkway             181 Genesee Street, 6th Floor
West Palm Beach, FL. 33408          Utica, New York 13501
Attn: William Schmidt               Attn: James Mullen

                  If to the Escrow Agent, to:

                  Chase Manhattan Bank
                  450 West 33rd Street
                  New York, NY 10001
                  Attn: Vicky Caldas

9. This Agreement shall terminate on the Termination Date, unless previously terminated by fully disbursing the Escrow Account, or the date of the distribution of funds after the Termination Date.

10. If any one or more of the covenants or agreements provided in this Agreement on the part of the parties hereto to be performed should be determined by a court of competent jurisdiction to be contrary to law, such covenant or agreement shall be deemed and construed to be severable from the remaining covenants and agreements herein contained and shall in no way affect the validity of the remaining provisions of this Agreement.

11. Any corporation or association into which the Escrow Agent may be converted or merged, or to which it may sell or transfer its assets as a whole or substantially as a whole, or any corporation or association resulting from any conversion, sale, merger, consolidation or transfer to which it is a party, ipso facto, shall be and become successor Escrow Agent hereunder and shall be vested with all the power, discretion, immunities, privileges and all other matters as with its predecessor, without the execution or filing of any instrument or any further act or deed of conveyance on the part of any of the parties hereto.


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12.   The duties and responsibilities of the Escrow Agent hereunder shall be determined solely by the express provisions of this Escrow Agreement and no other or further duties or responsibilities shall be implied. The Escrow Agent shall not have any liability under, nor duty to inquire into the terms and provisions of any agreement or instructions, other than outlined in the Agreement.

13. Anything in this agreement to the contrary notwithstanding, in no event shall the Escrow Agent be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Escrow Agent has been advised of the likelihood of such loss or damage and regardless of the form of action.

      IN WITNESS WHEREOF, the parties have duly executed this Escrow Agreement as of the date first above written.

             Saf-T-Lok, Incorporated (the "Company")

             By: /s/ Franklin Brooks
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             Dated: 4-22-99
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             Alexander, Wescott & Co., Inc. (the "Placement Agent")

             By: /s/ James Mullen
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             Dated: 4-22-99
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             Chase Manhattan Bank (the "Escrow Agent")

             By: /s/ A. Caldas
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             Dated: 4/28/99
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